John Hancock Funds II
All Cap Core Fund

Supplement dated December 9, 2016 to the current Prospectuses, as supplemented

At its quarterly December meeting, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of All Cap Core Fund (the “Fund”) pursuant to a Plan of Liquidation (the “Plan”) approved by the Board. The Board determined that continuation of the Fund is not in the best interests of the Fund or its shareholders as a result of factors or events adversely affecting the Fund’s ability to conduct its business and operations in an economically viable manner. All of the shareholders of the Fund have redeemed their shares and have received their redemption proceeds. Currently, there are no shareholders in the Fund. The Fund will be liquidated immediately.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.